PROSPECTUS
HOW TO READ
THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.
We arranged the prospectus into different sections so that you can easily review this important information. On the next page, we discuss general information you should know about investing in the Funds.

           IF YOU WOULD LIKE MORE DETAILED INFORMATION
           ABOUT EACH FUND, PLEASE SEE:
        2  CAPITAL APPRECIATION FUND
        4  GROWTH AND INCOME FUND
        6  INVESTMENT GRADE BOND FUND
        8  PRIME QUALITY MONEY MARKET FUND
       10  SHORT-TERM BOND FUND
       12  SMALL CAP GROWTH STOCK FUND
       14  VALUE INCOME STOCK FUND

           IF YOU WOULD LIKE MORE INFORMATION ABOUT THE
           FOLLOWING TOPICS, PLEASE SEE:
       16  EACH FUND'S PRINCIPAL INVESTMENTS
       17  THE ADVISORS AND THEIR PORTFOLIO MANAGERS
       18  PURCHASING, SELLING AND EXCHANGING FUND SHARES
       20  HISTORICAL FINANCIAL INFORMATION
       21  DIVIDENDS AND DISTRIBUTIONS
       21  TAXES
           TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC
           FUNDS PLEASE REFER TO THE BACK COVER OF THE
           PROSPECTUS

FOR INFORMATION ABOUT KEY TERMS AND CONCEPTS, LOOK FOR OUR "SIMPLY SPEAKING" EXPLANATIONS.
--------------------------------------------------------------------------------

[ICON]        FUND SUMMARY
[ICON]        INVESTMENT STRATEGY
[ICON]        WHAT ARE THE RISKS OF INVESTING?
[ICON]        PERFORMANCE INFORMATION
[ICON]        WHAT IS AN INDEX?

[ICON]        FUND EXPENSES
[ICON]        FUND INVESTMENTS
[ICON]        INVESTMENT ADVISORS
[ICON]        PURCHASING FUND SHARES

--------------------------------------------------------------------------------
APRIL 15, 1999

                                                                    PROSPECTUS 1

                                                                    INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you invest, you should know a few things about investing in mutual funds.

The value of your investment in a Fund (except the Prime Quality Money Market
Fund) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade. The Equity Funds invest primarily in common stocks and other equity securities. Historically, equity securities have outperformed other types of investments on a long-term basis, but have been subject to more price fluctuation in the short run.

Like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency.

The Prime Quality Money Market Fund seeks to maintain a constant price per share of $1.00, but we cannot guarantee this.

Each Fund has its own investment goal and strategies for reaching that goal. But we cannot guarantee that a Fund will achieve its goal. A Fund's goal may be changed without shareholder approval. Before investing, make sure that the Fund's goal matches your own.

The Advisors invest each Fund's assets in a way that the Advisor believes will help the Fund achieve its goal. An Advisor's judgments about the stock markets, economy and companies, or selecting investments may not reflect actual market movements, economic conditions or company performance.

2 PROSPECTUS

CAPITAL APPRECIATION FUND
(FORMERLY CAPITAL GROWTH FUND)

[ICON]    FUND SUMMARY

INVESTMENT GOAL              Capital appreciation
INVESTMENT FOCUS             U.S. common stocks
SHARE PRICE VOLATILITY       Medium
PRINCIPAL INVESTMENT         Attempts to identify companies with above average
STRATEGY                     growth potential
INVESTOR PROFILE             Investors who want the value of their investment to
                             grow, but do not need to receive income on their
                             investment

            TOP FIVE HOLDINGS
             AS OF 6/30/98*
General Electric Company......       2.8%
Bristol Myers Squibb
  Company.....................       1.9%
Carnival Corporation, Class
  A...........................       1.9%
United Technologies
  Corporation.................       1.8%
Microsoft Corporation.........       1.7%
* HOLDINGS MAY VARY

[ICON]    INVESTMENT STRATEGY
            The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that we believe are undervalued by the stock market. In selecting investments for the Fund, we choose companies that we believe have above average growth potential. We rotate the Fund's investments among various market sectors based on our research of business cycles. Our strategy focuses on large-cap stocks with a strong growth history. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.
[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?
The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

[ICON]    PERFORMANCE INFORMATION
        The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           9.89%
1994          -7.41%
1995          31.15%
1996          20.31%
1997          31.13%

BEST QUARTER   WORST QUARTER
   17.09%          -4.09%
  (6/30/97)      (12/31/94)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/98 TO 6/30/98 WAS 17.25%.

                                                                    PROSPECTUS 3

                                                       CAPITAL APPRECIATION FUND
                                                  (FORMERLY CAPITAL GROWTH FUND)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997 TO THOSE OF THE S&P 500 INDEX.

                                                                    SINCE
                                                                  INCEPTION
                                        1 YEAR       5 YEARS      (6/8/92)
CAPITAL GROWTH FUND                       31.13%       16.05%        17.02%
S&P 500 INDEX                             33.35%       20.25%        20.32%

  SIMPLY SPEAKING . . .
           [ICON]    WHAT IS AN INDEX?
           An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized index of 500 stocks designed to mimic the overall equity market's industry weightings.

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    1.15%
Other Expenses                              .13%
                                            ---------
Total Annual Fund Operating Expenses        1.28%

--------------------------------------------------

EXAMPLE
--------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
   $130         $406         $702         $1545

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE 1.04% AND 1.17%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

4 PROSPECTUS

GROWTH AND INCOME FUND
(AVAILABLE FOR PURCHASE ON
MAY 24, 1999)

[ICON]    FUND SUMMARY

INVESTMENT GOAL
    PRIMARY                  Long-term capital appreciation
    SECONDARY                Current income
INVESTMENT FOCUS             Equity securities
SHARE PRICE VOLATILITY       Medium
PRINCIPAL INVESTMENT         Attempts to identify income producing securities of
STRATEGY                     companies with low price/earnings ratios and above
                             average earnings momentum
INVESTOR PROFILE             Investors who are looking for capital appreciation
                             potential and income with less volatily than the
                             equity markets as a whole

[ICON]    INVESTMENT STRATEGY
            The Growth and Income Fund invests primarily in domestic and foreign common stock of companies with market capitalizations of at least $1 billion. We use a qualitative screening to select companies with a favorable price to earnings ratio and to create a portfolio with low risk characteristics. Strong financial quality and above average earnings momentum are selected to secure the best relative values in each economic sector.

[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?
The Fund invests primarily in equity securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The equity markets tend to move in cycles, with periods of risking prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund.

                                                                    PROSPECTUS 5

                                                          GROWTH AND INCOME FUND
                                                      (AVAILABLE FOR PURCHASE ON
                                                                   MAY 24, 1999)

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    .90%
Other Expenses                              .11%
                                            ---------
Total Annual Fund Operating Expenses        1.01%

--------------------------------------------------

EXAMPLE
--------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
   $103         $322         $558        $1,236

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. For more information about these fees, see "Investment Advisors."

6 PROSPECTUS

INVESTMENT GRADE BOND FUND

[ICON]    FUND SUMMARY

INVESTMENT GOAL              High total return through current income and
                             capital appreciation, while preserving the
                             principal amount invested
INVESTMENT FOCUS             Investment grade U.S. government and corporate debt
                             securities
SHARE PRICE VOLATILITY       Medium
PRINCIPAL INVESTMENT         Attempts to identify relatively inexpensive
STRATEGY                     securities in a selected market index
INVESTOR PROFILE             Investors who want to receive income from their
                             investment, as well as an increase in the value of
                             the investment

            TOP FIVE HOLDINGS
             AS OF 6/30/98*

United States Treasury Bond...      11.6%

United States Treasury Bond...       8.6%

United States Treasury Bond...       7.0%

Merrill Lynch.................       4.9%

FNMA..........................       4.9%
* HOLDINGS MAY VARY

[ICON]    INVESTMENT STRATEGY

            The Investment Grade Bond Fund invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and mortgage-backed securities. In selecting investments for the Fund, we try to minimize risk while attempting to outperform selected market indices. Currently, our selected index is the Lehman Brothers Government/Corporate Bond Index, a widely recognized, unmanaged index of investment grade government and corporate debt securities. We seek to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. We allocate the Fund's investments among various market sectors based on our analysis of historical data, yield information and credit ratings. Due to the Fund's investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes. We anticipate that the Fund's average weighted maturity will range from 4 to 10 years.

[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?

The Fund invests primarily in investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. In addition, an issuer may be unable to make timely payments of principal or interest to the Fund. Some investment grade debt securities have speculative characteristics. In addition, the Fund is subject to the risk of investing in mortgage-backed securities. See "Mortgage-Backed Securities" to the right.

  SIMPLY SPEAKING . . .

  MORTGAGE-BACKED SECURITIES
  A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has four drawbacks. First, the Fund may lose money on its investment. Second, the monthly income payments to the Fund may fluctuate. Third, we cannot predict the maturity of the Fund's investment with certainty. Fourth, we would invest any resulting proceeds elsewhere, generally at lower interest rates.

[ICON]    PERFORMANCE INFORMATION

        The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993           10.84
1994           -3.32
1995           17.80
1996            2.34
1997            9.08

BEST QUARTER   WORST QUARTER
    6.11%          -2.67%
  (6/30/95)      (3/31/94)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/98 TO 6/30/98 WAS 4.31%.

                                                                    PROSPECTUS 7

                                                      INVESTMENT GRADE BOND FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997 TO THOSE OF THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                                                       SINCE
                                                                     INCEPTION
                                          1 YEAR       5 YEARS       (7/16/92)
INVESTMENT GRADE BOND FUND                   9.08%         7.10%         6.96%
LEHMAN BROTHERS GOVERNMENT/CORPORATE
  BOND INDEX                                 9.75%         7.61%         7.97%

  SIMPLY SPEAKING . . .
           [ICON]    WHAT IS AN INDEX?
           An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Government/ Corporate Bond Index is a widely recognized index of investment grade government and corporate debt securities rated investment grade or better, with maturities of at least 1 year.

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    .74%
Other Expenses                              .13%
                                            ---------
Total Annual Fund Operating Expenses        .87%

--------------------------------------------------

EXAMPLE
--------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
    $89         $278         $482         $1073

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE .64% AND .77%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

8 PROSPECTUS

PRIME QUALITY MONEY MARKET FUND

[ICON]    FUND SUMMARY

INVESTMENT GOAL              High current income, while preserving capital and liquidity
INVESTMENT FOCUS             Money market instruments
PRINCIPAL INVESTMENT         Attempts to identify money market instruments with the most attractive risk/return
STRATEGY                     trade-off
INVESTOR PROFILE             Conservative investors who want to receive current income from their investment

[ICON]    INVESTMENT STRATEGY
            The Prime Quality Money Market Fund invests exclusively in high quality U.S. money market instruments and foreign money market instruments denominated in U.S. dollars. In selecting investments for the Fund, we try to increase income without adding undue risk. We analyze maturity, yields, market sectors and credit risk. Investments are made in money market instruments with the most attractive risk/return trade-off.
  SIMPLY SPEAKING . . .
  MONEY MARKET FUNDS
  Money market funds invest in high quality, short-term debt securities, commonly known as money market instruments. These include CDs, bankers' acceptances, commercial paper, U.S. Treasury securities, some municipal securities, and repurchase agreements. A money market fund follows strict rules about credit risk, maturity and diversification of its investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in a money market fund.

[ICON]    PERFORMANCE INFORMATION
        The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.
THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993            2.77
1994            3.77
1995            5.47
1996            4.99
1997            5.15

BEST QUARTER   WORST QUARTER
    1.37%           .68%
  (6/30/95)      (6/30/93)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/98 TO 6/30/98 WAS 2.56%.

                                                                    PROSPECTUS 9

                                                 PRIME QUALITY MONEY MARKET FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997 TO THOSE OF THE IBC/ DONOGHUE FIRST TIER AVERAGE.

                                                                       SINCE
                                                                     INCEPTION
                                          1 YEAR       5 YEARS       (6/8/92)
PRIME QUALITY
  MONEY MARKET FUND                          5.15%         4.43%         4.28%
IBC/DONOGHUE
  FIRST TIER AVERAGE                         5.01%         4.32%         4.25%

TO OBTAIN INFORMATION ABOUT THE FUND'S YIELD, CALL 1-800-814-3397.

  SIMPLY SPEAKING . . .
           [ICON]    WHAT IS AN INDEX?
           An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The IBC/Donoghue First Tier Average is a widely recognized composite of mutual funds that invest in the highest credit quality short-term money market instruments.

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                         .65%
Other Expenses                                   .13%
                                            ---------
Total Annual Fund Operating Expenses             .78%

--------------------------------------------------

EXAMPLE
--------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
    $80         $249         $433         $966

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Unlike an index, every mutual fund has operating expenses to pay for professional advisory, administration and custody services. The expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor and Administrator are voluntarily waiving a portion of their fees. ACTUAL INVESTMENT ADVISORY FEES, OTHER EXPENSES AND TOTAL OPERATING EXPENSES ARE .51%, .09% AND .60%, RESPECTIVELY. The Advisor and Administrator could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

10 PROSPECTUS

SHORT-TERM BOND FUND

[ICON]    FUND SUMMARY

INVESTMENT GOAL              High current income, while preserving capital
INVESTMENT FOCUS             Investment grade U.S. government and corporate debt
                             securities
SHARE PRICE VOLATILITY       Low
PRINCIPAL INVESTMENT         Attempts to identify securities that offer a
STRATEGY                     comparably better return than similar securities
                             for a given level of credit risk
INVESTOR PROFILE             Income oriented investors who are willing to accept
                             increased risk for the possibility of returns
                             greater than money market investing

            TOP FIVE HOLDINGS
             AS OF 6/30/98*
United States Treasury Note...       7.1%
United States Treasury Note...       5.4%
U.S. Treasury Stripped........       4.5%
United States Treasury Note...       4.0%
United States Treasury Note...       3.8%
* HOLDINGS MAY VARY

[ICON]    INVESTMENT STRATEGY

            The Short-Term Bond Fund invests primarily in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Fund intends to maintain an average weighted maturity of 3 years or less. In selecting investments for the Fund, we attempt to identify securities that offer a comparably better investment return for a given level of credit risk. For example, short-term bonds generally have better returns than money market instruments, with a fairly modest increase in credit risk. We manage the Fund from a total return perspective. That is, we make day to day investment decisions for the Fund with a view towards maximizing returns. We analyze yields, market sectors and credit risk in an effort to identify attractive investments with the best risk/reward trade-off.

[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?

The Fund invests primarily in debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. In addition, an issuer may be unable to make timely payments of principal or interest to the Fund. Also, the Fund may invest in bonds rated "investment grade." Some investment grade bonds may have speculative characteristics. In addition, the Fund is subject to the risk of investing in mortgage-backed and asset-backed securities. See "Mortgage-Backed and Asset-Backed Securities" to the right.

  SIMPLY SPEAKING . . .

  MORTGAGE-BACKED AND
  ASSET-BACKED SECURITIES
  A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The owner of an asset-backed security owns a share of the underlying pool of assets, such as truck and auto loans, leases and credit card receivables. The mortgages, receivables or other assets underlying these securities may mature or be paid off before the stated maturity date. This has four drawbacks. First, the Fund may lose money on its investment. Second, the monthly income payments to the Fund may fluctuate. Third, we cannot predict the maturity of the Fund's investment with certainty. Fourth, we would invest any resulting proceeds elsewhere, generally at lower interest rates.

[ICON]    PERFORMANCE INFORMATION

        The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S TRUST SHARES FROM YEAR TO YEAR.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994            -.07
1995           11.77
1996            3.90
1997            6.78

BEST QUARTER   WORST QUARTER
    3.76%          -.58%
  (6/30/95)      (3/31/94)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/98 TO 6/30/98 WAS 3.00%.

                                                                   PROSPECTUS 11

                                                            SHORT-TERM BOND FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997 TO THOSE OF THE SALOMON 1-3 YEAR TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX AND THE SALOMON ONE YEAR TREASURY BENCHMARK ON-THE-RUN INDEX.

                                                                       SINCE
                                                                     INCEPTION
                                          1 YEAR       3 YEARS       (3/15/93)
SHORT-TERM BOND FUND                         6.78%         7.44%         5.45%
SALOMON 1-3 YEAR TREASURY/ GOVERNMENT
  SPONSORED/
  CORPORATE INDEX                            6.67%         7.54%         5.63%
SALOMON ONE YEAR
  TREASURY BENCHMARK
  ON-THE-RUN INDEX                           6.10%         6.61%         5.34%

  SIMPLY SPEAKING . . .
           [ICON]    WHAT IS AN INDEX?
           An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Salomon 1-3 Year Treasury/ Government Sponsored/Corporate Index is a widely recognized index of U.S. Treasury, government agency and investment grade securities with maturities greater than one and less than three years. The Salomon One Year Treasury Benchmark On-The-Run Index is a widely recognized index of U.S. Treasury securities.

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    .65%
Other Expenses                              .15%
                                            ---------
Total Annual Fund Operating Expenses        .80%

--------------------------------------------------

EXAMPLE
--------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
    $82         $255         $444         $990

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE .52% AND .67%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

12 PROSPECTUS

SMALL CAP GROWTH STOCK FUND

[ICON]    FUND SUMMARY

INVESTMENT GOAL              Long-term capital appreciation
INVESTMENT FOCUS             U.S. small-cap common stocks of growth companies
SHARE PRICE VOLATILITY       High
PRINCIPAL INVESTMENT         Identifies small-cap companies with above-average
STRATEGY                     growth potential
INVESTOR PROFILE             Investors who want the value of their investment to
                             grow, but do not need current income

[ICON]    INVESTMENT STRATEGY
            The Small Cap Growth Fund invests primarily in U.S. companies that demonstrate above-average growth potential. We invest in companies with an established operating history and a solid balance sheet. In selecting investments for the Fund, we choose companies with market capitalizations of up to about $3 billion. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transactions costs and additional capital gains taxes.

[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?
The Fund invests primarily in common stocks of smaller U.S. companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in small-or mid-cap companies involve greater risk than investments in larger, more established companies because of the greater business risks of small size, limited markets and financial resources, smaller product lines and lack of depth of management. These securities are often traded over-the-counter and may not be traded in high volumes. Consequently, securities prices could be less stable than those of larger, more established companies.

                                                                   PROSPECTUS 13

                                                     SMALL CAP GROWTH STOCK FUND

[ICON]    FUND EXPENSES
        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    1.15%
Other Expenses*                             .20%
                                            ---------
Total Annual Fund Operating Expenses        1.35%

* OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

--------------------------------------------------

EXAMPLE
--------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR           3 YEARS
      $137              $428

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. The table shows the highest expenses that could be currently charged to the Fund. Actual expenses are lower because the Advisor is voluntarily waiving a portion of its fees. ACTUAL INVESTMENT ADVISORY FEES AND TOTAL OPERATING EXPENSES ARE 1.00% AND 1.20%, RESPECTIVELY. The Advisor could discontinue this voluntary waiver at any time. For more information about these fees, see "Investment Advisors."

14 PROSPECTUS

VALUE INCOME STOCK FUND

[ICON]    FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                    Current income
  SECONDARY                  Capital appreciation
INVESTMENT FOCUS             U.S. common stocks
SHARE PRICE VOLATILITY       Moderate
PRINCIPAL INVESTMENT         Attempts to identify high dividend-paying,
STRATEGY                     undervalued stocks
INVESTOR PROFILE             Investors who are looking for current income and
                             capital appreciation with less volatility than the
                             average stock fund

            TOP FIVE HOLDINGS
             AS OF 6/30/98*
Pharmacia & Upjohn
  Incorporated................       2.5%
Ameritech Corporation.........       2.4%
Baxter International
  Incorporated................       2.3%
Unocal Corporation............       2.3%
Kimberly-Clark Corporation....       2.3%
* HOLDINGS MAY VARY

[ICON]    INVESTMENT STRATEGY
            The Value Income Stock Fund invests primarily in common stocks and other equity securities of U.S. companies. In selecting investments for the Fund, we primarily choose companies that have a market capitalization of at least $500 million and that have a history of paying regular dividends. We focus on high dividend-paying stocks that trade below their historical value. Our "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. Due to the Fund's investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains taxes.
[ICON]    WHAT ARE THE RISKS OF
       INVESTING IN THIS FUND?
The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, common stocks held by the Fund may stop paying dividends or pay less in dividends than we expected.

[ICON]    PERFORMANCE INFORMATION
        The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The periods prior to February 1993, when the Fund began operating, represent the performance of the Advisor's similarly managed collective investment fund. This past performance has been adjusted to reflect current expenses for Trust Shares of the Fund. The Advisor's collective fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the collective fund's performance would have been lower.
THIS BAR CHART SHOWS CHANGES IN THE FUND'S PERFORMANCE FROM YEAR TO YEAR.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990          -4.93%
1991          39.30%
1992          20.05%
1993          11.14%
1994           3.54%
1995          35.93%
1996          19.46%
1997          27.08%

BEST QUARTER   WORST QUARTER
   18.56%         -14.86%
  (3/31/91)      (9/30/90)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/98 TO 6/30/98 WAS 7.79%.

                                                                   PROSPECTUS 15

                                                         VALUE INCOME STOCK FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997 TO THOSE OF THE S&P/ BARRA VALUE INDEX.

                                                                   SINCE
                                                                 INCEPTION
                                       1 YEAR       5 YEARS     (10/31/89)
VALUE INCOME STOCK FUND                  27.08%       18.88%        19.38%
S&P/BARRA VALUE 500 INDEX                29.98%       20.68%        15.43%

  SIMPLY SPEAKING . . .
           [ICON]    WHAT IS AN INDEX?
           An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P/BARRA Value Index is a widely recognized index of the stocks in the S&P 500 Index that have lower price to book ratios.

[ICON]    FUND EXPENSES

        This table describes the Fund's expenses that you may pay indirectly if you hold Fund shares.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Investment Advisory Fees                    .80%
Other Expenses                              .17%
                                            ---------
Total Annual Fund Operating Expenses        .97%

--------------------------------------------------

EXAMPLE
--------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR       3 YEARS      5 YEARS     10 YEARS
    $99         $309         $536         $1190

  SIMPLY SPEAKING . . .

  FUND EXPENSES
  Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

16 PROSPECTUS

EACH FUND'S PRINCIPAL INVESTMENTS

[ICON]    FUND INVESTMENTS

       The table below shows each Fund's principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

                       CAPITAL         GROWTH AND     INVESTMENT GRADE   PRIME QUALITY MONEY    SHORT-TERM    SMALL CAP GROWTH
                  APPRECIATION FUND    INCOME FUND       BOND FUND           MARKET FUND        BOND FUND        STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
Asset-Backed
Securities                                                                                          X
-------------------------------------------------------------------------------------------------------------------------------
Bank Obligations                                                                  X
-------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                  X
-------------------------------------------------------------------------------------------------------------------------------
Convertible
Securities                X                 X                X
-------------------------------------------------------------------------------------------------------------------------------
Corporate Debt
Securities                                                   X                    X                 X
-------------------------------------------------------------------------------------------------------------------------------
U.S. Stocks               X                 X                                                                        X
-------------------------------------------------------------------------------------------------------------------------------
Foreign
Securities (U.S.
Dollar
denominated)                                                                      X
-------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities                                                   X                                      X
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities                                                   X                    X                 X
-------------------------------------------------------------------------------------------------------------------------------

                   VALUE INCOME
                    STOCK FUND
----------------
Asset-Backed
Securities
----------------
Bank Obligations
----------------
Commercial Paper
----------------
Convertible
Securities              X
----------------
Corporate Debt
Securities
----------------
U.S. Stocks             X
----------------
Foreign
Securities (U.S.
Dollar
denominated)
----------------
Mortgage-Backed
Securities
----------------
U.S. Government
Securities
----------------

Although the investments above are those that we believe are most likely to help each Fund meet its investment goal, each Fund may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments listed above and the investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund (except the Prime Quality Money Market Fund) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as little as 90 days. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

                                                                   PROSPECTUS 17

                                       THE ADVISORS AND THEIR PORTFOLIO MANAGERS

[ICON]    INVESTMENT ADVISORS

The Investment Advisors make investment decisions for the Funds and continuously review, supervise and administer their Funds' respective investment programs. The Board of Trustees supervises the Advisors and establishes policies that the Advisors must follow in their day to day management activities.

STI Capital Management, N.A. (STI), P.O. Box 3808, Orlando, Florida 32802, serves as the Advisor to the Capital Appreciation, Value Income Stock and Investment Grade Bond Funds. As of December 31, 1998, STI had approximately $14.7 billion in assets under management. For the fiscal year ended May 31, 1998, STI received advisory fees of:

CAPITAL APPRECIATION FUND................      1.04%
VALUE INCOME STOCK FUND..................       .80%
INVESTMENT GRADE BOND FUND...............       .64%

Trusco Capital Management, Inc. (Trusco), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Advisor to the Growth and Income, Prime Quality Money Market, Short-Term Bond and Small Cap Growth Stock Funds. As of December 31, 1998, Trusco had approximately $23 billion in assets under management. For the fiscal year ended May 31, 1998, Trusco received advisory fees of:

SHORT-TERM BOND FUND.....................       .52%
PRIME QUALITY MONEY MARKET FUND..........       .51%

The Growth and Income and Small Cap Growth Stock Funds had not commenced operations as of May 31, 1998.

PORTFOLIO MANAGERS

Mr. Anthony Gray has served as Chairman and Chief Investment Officer of STI since 1979. He has managed the Capital Appreciation Fund since it began operating in June 1992. He has more than 30 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of STI since 1994. He has managed the Value Income Stock Fund since April 1995. He has more than 15 years of investment experience, and has been a portfolio manager at STI since 1989. Prior to joining STI, Mr. Riddick served as a broker with Drexel Burnham Lambert.

Mr. David Yealy has served as a Vice President of Trusco since 1993. He has managed the Short-Term Bond Fund since July 1996. He has more than 13 years of investment experience.

Mr. L. Earl Denney, CFA, has served as Senior Vice President of STI since 1983. He has managed the Investment Grade Bond Fund since it began operating in June 1992. He has more than 20 years of experience in fixed income investment management. Prior to joining STI, he was fixed income portfolio manager with American National Bank.

Mr. Mark D. Garfinkel, CFA, has served as a portfolio manager at Trusco since 1994. He has managed the Small Cap Growth Stock Fund since it began operating in October 1998. He has more than 10 years of investment experience and has been a portfolio manager with SunTrust Banks or an affiliate since 1990.

The Growth and Income Fund is managed by teams of investment professionals from Trusco.

18 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

[ICON]    PURCHASING FUND SHARES

HOW TO PURCHASE FUND SHARES
Generally you may not purchase Trust Shares directly. Rather, Trust Shares are sold to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust) on behalf of accounts for which they act as fiduciary, agent, investment advisor, or custodian. As a result, you, as a customer of a financial institution, may purchase Trust Shares through accounts maintained with financial institutions and potentially through the Preferred Portfolio Account (an asset allocation account available through SunTrust Securities, Inc.). Trust Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Trust Shares. We may reject any purchase order if we determine that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

  SIMPLY SPEAKING . . .

  WHEN CAN YOU PURCHASE SHARES?
  You may purchase on any day that the New York Stock Exchange is open for business (a Business Day). But you may not do so for shares of the Prime Quality Money Market Fund on federal holidays.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after we receive your purchase order. We calculate each Fund's NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, to receive the current Business Day's NAV for all Funds (except the Prime Quality Money Market Fund), generally we must receive your purchase order from your financial institution before 4:00 p.m. Eastern time. For the Prime Quality Money Market Fund, your purchase order will be effective on the Business Day we receive it if:

- we receive your order before 1:00 p.m. Eastern time; and

- we receive federal funds (readily available) before we calculate NAV (normally 4:00 p.m., Eastern time).

Otherwise, your purchase order will be effective the following Business Day, as long as we receive federal funds before we calculate NAV on that following day.

  SIMPLY SPEAKING . . .

  FOR CUSTOMERS OF OTHER FINANCIAL INSTITUTIONS
  You may have to transmit your purchase and sale requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly.

HOW WE CALCULATE NAV
In calculating NAV for all Funds except for the Prime Quality Money Market Fund, we generally value a Fund's portfolio at market price. In calculating NAV for the Prime Quality Money Market Fund, we value the Fund's portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If market prices are unavailable, or we think that the market price or amortized cost valuation method is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. We expect the NAV of the Prime Quality Money Market Fund to remain constant at $1.00 per share, although we cannot guarantee this.

                                                                   PROSPECTUS 19

                                  PURCHASING, SELLING AND EXCHANGING FUND SHARES

  SIMPLY SPEAKING . . .

  NET ASSET VALUE
  NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

SELLING FUND SHARES
HOW TO SELL YOUR FUND SHARES
You may sell (sometimes called "redeem") your shares on any Business Day by contacting your financial institution. Your financial institution will give you information about how to sell your shares. The sale price of each share will be the next NAV determined after we receive your request from your financial institution. So, for all funds except the Prime Quality Money Market Fund, to receive the current Business Day's NAV, generally we must receive your sale order from your financial institution before 4:00 p.m. Eastern time. For the Prime Quality Money Market Fund, your sale order will be effective that same Business Day if we receive your order before 1:00 p.m. Eastern time.

  SIMPLY SPEAKING . . .

  TELEPHONE TRANSACTIONS
  Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

REDEMPTIONS IN KIND
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
We may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

20 PROSPECTUS

HISTORICAL FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
The tables that follow present performance information about Trust Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. As of May 31, 1998, the Growth and Income and Small Cap Growth Stock Funds had not commenced operations.

This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-874-4700.

  SIMPLY SPEAKING . . .

  FINANCIAL HIGHLIGHTS
  Study these tables to see how each Fund performed since it began investment operations.

                                NET ASSET                NET REALIZED   DISTRIBUTIONS
                                  VALUE        NET          GAINS         FROM NET      DISTRIBUTIONS   NET ASSET
                                BEGINNING   INVESTMENT   (LOSSES) ON     INVESTMENT     FROM REALIZED   VALUE END     TOTAL
                                OF PERIOD     INCOME     INVESTMENTS       INCOME       CAPITAL GAINS   OF PERIOD    RETURN
                                ---------   ----------   ------------   -------------   -------------   ---------   ---------
---------------------------
CAPITAL APPRECIATION FUND(1)
---------------------------
  Trust Shares
    1998......................   $15.09       $0.09         $ 3.96         $(0.09)         $(2.57)       $16.48      29.51%
    1997......................    14.90        0.12           3.13          (0.12)          (2.94)        15.09      24.66
    1996......................    12.18        0.12           3.32          (0.13)          (0.59)        14.90      28.97
    1995......................    11.99        0.16           0.57          (0.14)          (0.40)        12.18       6.63
    1994......................    11.95        0.16           0.31          (0.17)          (0.26)        11.99       3.87
----------------------------
INVESTMENT GRADE BOND FUND
----------------------------
  Trust Shares
    1998......................   $10.16       $0.60         $ 0.49         $(0.60)         $   --        $10.65      10.92%
    1997......................    10.07        0.60           0.09          (0.60)             --         10.16       6.99
    1996......................    10.26        0.60          (0.19)         (0.60)             --         10.07       4.02
    1995......................     9.89        0.61           0.37          (0.61)             --         10.26      10.39
    1994......................    10.45        0.50          (0.36)         (0.50)          (0.20)         9.89       1.17
---------------------------------
PRIME QUALITY MONEY MARKET FUND
---------------------------------
  Trust Shares
    1998......................   $ 1.00       $0.05         $   --         $(0.05)         $   --        $ 1.00       5.22%
    1997......................     1.00        0.05             --          (0.05)             --          1.00       5.01
    1996......................     1.00        0.05             --          (0.05)             --          1.00       5.25
    1995......................     1.00        0.05             --          (0.05)             --          1.00       4.79
    1994......................     1.00        0.03             --          (0.03)             --          1.00       2.88
----------------------
SHORT-TERM BOND FUND
----------------------
  Trust Shares
    1998......................   $ 9.90       $0.55         $ 0.16         $(0.55)         $(0.01)       $10.05       7.31%
    1997......................     9.86        0.53           0.07          (0.53)          (0.03)         9.90       6.30
    1996......................     9.98        0.54          (0.10)         (0.54)          (0.02)         9.86       4.45
    1995......................     9.79        0.53           0.19          (0.53)             --          9.98       7.60
    1994......................    10.01        0.42          (0.21)         (0.42)          (0.01)         9.79       2.02
------------------------
VALUE INCOME STOCK FUND
------------------------
  Trust Shares
    1998......................   $13.71       $0.26         $ 2.62         $(0.27)         $(2.42)       $13.90      23.10%
    1997......................    13.15        0.30           2.32          (0.30)          (1.76)        13.71      22.18
    1996......................    11.59        0.35           2.71          (0.34)          (1.16)        13.15      27.91
    1995......................    10.54        0.32           1.56          (0.32)          (0.51)        11.59      19.06
    1994......................    10.23        0.29           0.70          (0.32)          (0.36)        10.54       9.95

                                                                                             RATIO OF NET
                                                                             RATIO OF         INVESTMENT
                                                              RATIO OF      EXPENSES TO        INCOME TO
                                                                NET         AVERAGE NET       AVERAGE NET
                                                 RATIO OF    INVESTMENT       ASSETS            ASSETS
                                 NET ASSETS      EXPENSES    INCOME TO      (EXCLUDING        (EXCLUDING      PORTFOLIO
                                END OF PERIOD   TO AVERAGE    AVERAGE       WAIVERS AND       WAIVERS AND     TURNOVER
                                    (000)       NET ASSETS   NET ASSETS   REIMBURSEMENTS)   REIMBURSEMENTS)     RATE
                                -------------   ----------   ----------   ---------------   ---------------   --------
---------------------------
CAPITAL APPRECIATION FUND(1)
---------------------------
  Trust Shares
    1998......................   $  1,532,587     1.16%         0.61%          1.27%             0.50%          194%
    1997......................      1,085,128     1.15          0.83           1.25              0.73           141
    1996......................        981,498     1.15          0.90           1.27              0.78           156
    1995......................        984,205     1.15          1.38           1.28              1.25           128
    1994......................        891,870     1.15          1.25           1.29              1.11           124
----------------------------
INVESTMENT GRADE BOND FUND
----------------------------
  Trust Shares
    1998......................   $    793,488     0.76%         5.67%          0.86%             5.57%          109%
    1997......................        633,646     0.75          5.89           0.85              5.79           298
    1996......................        599,514     0.75          5.81           0.87              5.69           184
    1995......................        543,308     0.75          6.22           0.88              6.09           238
    1994......................        460,538     0.75          4.77           0.88              4.64           259
------------------------------
PRIME QUALITY MONEY MARKET FUN
------------------------------
  Trust Shares
    1998......................   $  1,880,229     0.59%         5.10%          0.77%             4.92%
    1997......................      1,086,555     0.58          4.90           0.76              4.72
    1996......................      1,050,800     0.58          5.11           0.78              4.91
    1995......................        799,189     0.58          4.77           0.79              4.56
    1994......................        583,399     0.58          2.86           0.79              2.65
----------------------
SHORT-TERM BOND FUND
----------------------
  Trust Shares
    1998......................   $    120,422     0.66%         5.47%          0.79%             5.34%           87%
    1997......................         89,701     0.65          5.37           0.78              5.24           118
    1996......................         91,156     0.65          5.39           0.81              5.23           163
    1995......................         60,952     0.65          5.49           0.85              5.29           200
    1994......................         34,772     0.65          4.15           0.85              3.95            75
------------------------
VALUE INCOME STOCK FUND
------------------------
  Trust Shares
    1998......................   $  1,725,418     0.92%         1.85%          0.92%             1.85%           99%
    1997......................      1,488,062     0.91          2.40           0.91              2.40           105
    1996......................      1,244,399     0.92          2.86           0.92              2.86           134
    1995......................        991,977     0.95          3.16           0.95              3.16           126
    1994......................        573,082     0.88          3.21           0.97              3.12           149

 *  Annualized.
 **  Return is for the period the indicated and has not been annualized.
(1)  Formerly Capital Growth Fund.

                                                                   PROSPECTUS 21

                                                               OTHER INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Capital Appreciation (formerly Capital Growth), Growth and Income, Small Cap Growth Stock and Value Income Stock Funds distribute income quarterly. The Investment Grade Bond, Short-Term Bond and Prime Quality Money Market Funds declare dividends daily and distribute these dividends monthly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send us written notice.

  SIMPLY SPEAKING . . .

  THE "RECORD DATE"
  If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its portfolio securities. YOU MAY BE TAXED ON EACH SALE OF FUND SHARES.

The Funds use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.

  SIMPLY SPEAKING . . .

  FUND DISTRIBUTIONS
  Distributions you receive from a Fund may be taxable whether or not you reinvest them.

                                                  HOW TO OBTAIN MORE INFORMATION

INVESTMENT ADVISORS

STI Capital Management, N.A.
Trusco Capital Management, Inc.

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the STI Classic Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMIANNUAL REPORTS
These reports list the Funds' holdings and contain information from the Funds' managers about fund strategies, and recent market conditions and trends.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:
Call 1-800-874-4770

BY MAIL:
Write to us c/o
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456.

FROM THE SEC: You can also obtain these documents, and other information about the STI Classic Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act registration number is 811-06557.

NOTES

                                                                           NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)